LORD ABBETT SERIES FUND, INC.

Developing Growth Portfolio

Supplement dated April 17, 2018 to the

Prospectus and Statement of Additional Information dated May 1, 2017

This supplement supersedes and replaces the prospectus and statement of additional information (“SAI”) supplements dated December 1, 2017. Please review this important information carefully. Each change below is effective April 17, 2018.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, III, Partner and Portfolio Manager	2010
Matthew R. DeCicco, Portfolio Manager	2010

The section of the prospectus titled “Management and Organization of the Fund – Portfolio Managers” on page 18 is deleted in its entirety and replaced with the following:

The team is headed by F. Thomas O’Halloran, III, Partner and Portfolio Manager, who joined Lord Abbett in 2001. Assisting Mr. O’Halloran is Matthew R. DeCicco, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. O’Halloran and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund and have been members of the team since the Fund’s inception.

The following paragraph replaces the applicable paragraph for Developing Growth Portfolio in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the SAI:

F. Thomas O’Halloran, III, heads Developing Growth Portfolio’s team. Assisting Mr. O’Halloran is Matthew R. DeCicco. Messrs. O’Halloran and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund.

The following row replaces the applicable row of the corresponding table in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-5 of the SAI:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Growth Portfolio	F. Thomas O’Halloran, III[1]	9/$4,881.8	1/$11.2	16/$684.1[2]
	Matthew R. DeCicco[3]	9/$5,254.2	1/$16.1	14/$756.3[4]

+ Total net assets are in millions.

[1] These amounts shown are as of December 31, 2016.

[2] Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $55.3 million in assets.

[3] These amounts shown are as of October 31, 2017.

[4] Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $69.3 million in assets.

The following row replaces the applicable row of the corresponding table in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” beginning on page 5-8 of the SAI:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Growth Portfolio	F. Thomas O’Halloran, III[1]	X
	Matthew R. DeCicco[2]	X
[1] These amounts shown are as of December 31, 2016. [2] These amounts shown are as of October 31, 2017.

Please retain this document for your future reference.